Exhibit 10.23

CONFIDENTIAL TREATMENT REQUESTED

SECOND AMENDMENT

TO

EXCLUSIVE AGREEMENT

This Second Amendment, effective as of January 15, 2006, by and between the Board of Trustees of the Leland Stanford Junior University, a body having corporate powers under the laws of the State of California (“Stanford”), and Histogenics Corporation, a Massachusetts corporation (“Histogenics”), serves to amend the April 15, 2001 agreement between Stanford and Licensee as follows:

1.	BACKGROUND

1.1	Stanford and Histogenics Corporation are parties to an Exclusive License Agreement effective April 15, 2001 covering “Restoration of Articular Cartilage Matrix” disclosed in Stanford Docket S98-181 (“Agreement”).

1.2	Stanford and Histogenics have agreed to amend the Agreement with respect to the following provisions:

(a)	term of license;

(b)	royalties;

(c)	creditable payments;

(d)	milestone payments;

(e)	assignment; and

(f)	schedule of diligence milestones.

1.3	As a consequence, the parties are entering into this Second Amendment (“Amendment”) in order to effectuate the parties’ mutual agreement as to these matters.

2.	AMENDMENT

2.1	Term of License Section 3.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Said license is Exclusive, including the right to sublicense pursuant to Article 13, in the Licensed Field of Use for a term commencing on the Effective Date and ending on the date of the last to expire of the Licensed Patents.”

2.2	Royalties The royalty rate referenced in Section 6.4 of the Agreement is hereby amended from **** of Net Sales to **** of Net Sales.

2.3	Creditable Payments Section 6.5 of the Agreement is amended as follows:

“Yearly maintenance payments are nonrefundable, but they are creditable each year as follows:

**** CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

The license maintenance fee for a year may be offset against earned royalty payments clue on Net Sales occurring in that year.

For example:

if Licensee pays Stanford a $10 maintenance payment for year Y, $15 in earned royalties are clue Stanford for Net Sales in year Y, Licensee will only need to pay Stanford an additional $5 for that year’s earned royalties.

if Licensee pays Stanford a $10 maintenance payment for year Y, $3 in earned royalties are due Stanford for Net Sales in year Y, Licensee will not need to pay Stanford any earned royalty payment for that year. Licensee will not be able to offset the remaining $7 against a future year’s earned royalties.”

2.4	Milestone Payments Sections 6.6 (c) and (d) of the Agreement are hereby deleted in their entirety and replaced with the following new Section 6.6(c):

“(c) $300,000 (Three Hundred Thousand Dollars) upon FDA marketing approval of the first Licensed Product.”

2.5	Assignment Section 15 of the Agreement is deleted in its entirety, and replaced with the following:

“15.1 Permitted Assignment by Licensee Subject to the conditions described below, Licensee may assign this Agreement as part of a sale, regardless of whether such a sale occurs through an asset sale, stock sale, merger or other combination, or any other transfer of:

Licensee’s entire business; or

that part of Licensee’s business that exercises all rights granted under this Agreement.”

15.2 Any Other Assignment by Licensee Any other attempt to assign this Agreement by Licensee is null and void. Notwithstanding the foregoing, any assignment or deemed assignment of this Agreement as a result of a merger or transfer in connection with a mere reincorporation of Licensee in order to change its state of incorporation or domicile shall not be deemed a violation of this Agreement and is expressly permitted.

15.3 Conditions of Assignment Prior to any assignment, the following conditions must be met:

Licensee must give Stanford **** prior written notice of the assignment, including the new assignee’s contact information; and

the new assignee must agree in writing to Stanford to be bound by this Agreement; and

**** CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

****.

15.4 After the Assignment Upon a permitted assignment of this Agreement pursuant to this Section 15, Histogenics will be released of liability under this Agreement and the term “Licensee” in this Agreement will mean the assignee.

It is understood and agreed that the payment provisions and the limitations on assignment contained in Section 15 shall only apply to Histogenics and that once this provision has been complied with, such payment provisions and limitations on assignment shall not apply to any subsequent assignment by any assignee of Histogenics or its assignees.”

2.6	Diligence Requirements Appendix A of the Agreement is hereby deleted in its entirety and amended as follows:

“****

**** CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

****

Stanford may terminate this Agreement if Histogenics or a sublicensee(s) has not sold Licensed Products(s) for a continuous period of one (1) year after first commercial sale of Licensed Product(s).”

3.	MISCELANEOUS

3.1	Stanford and Histogenics acknowledge and agree that the Agreement, as amended, is valid and in good standing as of the Effective Date of this Amendment.

3.2	Except as amended hereby, all other provisions of the Agreement remain in full force and effect.

3.3	The parties to this Amendment agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used. The parties further waive any right to challenge the admissibility or authenticity of this document in a court of law based solely on the absence of an original signature.

**** CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the parties have executed this Amendment in duplicate originals by their duly authorized officers or representatives.

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY

Signature:	/s/ ****
Name:	****
Title:	****
Date:	June 1, 2006

HISTOGENICS CORPORATION

Signature:	/s/ Laurence J.B. Tarrant
Name:	Laurence J.B. Tarrant
Title:	President
Date:	May 31, 2006

**** CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.